Exhibit 99.1

Screaming Eagle Announces Effectiveness of Registration Statement for Proposed Business Combination

PIPE Upsized to $225M as part of Launch of Lionsgate Studios

Extraordinary General Meetings Scheduled for May 7, 2024

LOS ANGELES, CA—(BUSINESS WIRE)—Screaming Eagle Acquisition Corp. (“Screaming Eagle”) (Nasdaq: SCRM, SCRMU, SCRMW) announced today that the registration statement on Form S-4 (File No. 333-276414) (as amended, the “Registration Statement”), filed by Screaming Eagle’s wholly-owned subsidiary, SEAC II Corp. (“Pubco”), relating to the previously announced business combination with Lionsgate (NYSE: LGF.A, LGF.B) (the “Business Combination”), has been declared effective by the U.S. Securities and Exchange Commission (“SEC”). The extraordinary general meetings of Screaming Eagle’s shareholders and public warrant holders in connection with the Business Combination (the “Extraordinary General Meetings”) will be held on May 7, 2024. The proxy statement/prospectus relating to the Extraordinary General Meetings will be mailed to Screaming Eagle’s shareholders and public warrant holders of record as of the close of business on April 16, 2024 (the “Record Date”).

As previously disclosed, on April 11, 2024, Screaming Eagle and Lionsgate entered into an additional PIPE subscription agreement for $50 million, bringing the total committed PIPE financing in connection with the Business Combination to $225 million.

The parties anticipate that the Business Combination will close in early May, subject to satisfaction of the conditions to the closing of the Business Combination.

About Screaming Eagle

Screaming Eagle Acquisition Corp. is a special purpose acquisition company established for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Screaming Eagle’s sponsor is Eagle Equity Partners V, LLC, of which Harry Sloan, Jeff Sagansky and Eli Baker are Managing Members who have together sponsored seven prior SPAC transactions. Screaming Eagle’s management team has extensive experience in identifying and executing strategic investments globally and has done so successfully in a number of sectors, including TMT.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, Pubco filed the Registration Statement with the SEC, which includes a proxy statement/prospectus that is both the proxy statement of Screaming Eagle and a prospectus of Pubco relating to the shares to be issued in connection with the Business Combination. The Registration Statement was declared effective by the SEC on April 16, 2024. Screaming Eagle will mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders and public warrant holders as of the Record Date. The definitive proxy statement contains important information about the Business Combination and the other matters to be voted upon at Extraordinary General Meetings. This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Screaming Eagle, Pubco and Lionsgate may also file other documents with the SEC regarding the Business Combination. Screaming Eagle’s shareholders, public warrant holders and other interested persons are advised to read the definitive proxy statement/prospectus and any other documents filed in connection with the Business Combination, as these materials may contain important information about Screaming Eagle, Pubco, Lionsgate, and the Business Combination.

Screaming Eagle’s shareholders, public warrant holders and other interested persons may obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Screaming Eagle, Pubco and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Screaming Eagle, Lionsgate, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of Screaming Eagle shareholders and public warrant holders in connection with the Business Combination. More detailed information regarding the directors and officers of Screaming Eagle, and a description of their interests in Screaming Eagle, is contained in the definitive proxy statement/prospectus, and is available free of charge at the SEC’s website at www.sec.gov. Additionally, information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Screaming Eagle’s shareholders and public warrant holders in connection with the Business Combination and other matters to be voted upon at the Screaming Eagle Business Combination Meetings are set forth in the definitive proxy statement/prospectus.

Forward-Looking Statements

This communication contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Screaming Eagle’s or Lionsgate’s ability to effectuate the Business Combination; the benefits of the Business Combination; the future financial performance of Pubco (which will be the go-forward public company following the completion of the Business Combination) following the Business Combination; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Screaming Eagle’s, Lionsgate’s or Pubco’s views as of any subsequent date, and none of Screaming Eagle, Lionsgate or Pubco undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pubco nor Screaming Eagle gives any assurance that either Pubco or Screaming Eagle will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination by Screaming Eagle’s business combination deadline, and the potential failure to obtain an extension of the business combination deadline if further sought by Screaming Eagle; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Pubco, Screaming Eagle, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of Screaming Eagle’s shareholders or Screaming Eagle’s public warrant holders; (v) Lionsgate’s and Pubco’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (vi) the ability of the parties to obtain the listing of Pubco’s securities on a national securities exchange upon the date of closing of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination; (x) the amount of redemptions by Screaming Eagle’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the Business Combination; (xii) limited liquidity and trading of Pubco’s securities following completion of the Business Combination; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions, (xiv) the possibility that Lionsgate or Screaming Eagle may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the Business Combination is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of Screaming Eagle, Pubco and Lionsgate with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Screaming Eagle, Pubco or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Contacts

MEDIA CONTACTS:

Jeff Pryor/Priority PR

t. (818) 661-6368

e. jeff@prioritypr.net

INVESTOR CONTACTS:

Ryan O’Connor

t. (424) 284-3519

e. roconnor@eaglesinvest.com

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